Prospectus Supplement
John Hancock Investment Trust
John Hancock ESG Large Cap Core Fund (the fund)
Supplement dated September 14, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective September 14, 2023, Samantha D’Amore is added as a portfolio manager of the fund. Elizabeth R. Levy, CFA, Mitali Prasad, CFA, and Cheryl I. Smith, Ph.D., CFA, will continue as portfolio managers of the fund, and together with Samantha D’Amore, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, the following is added to the fund’s portfolio manager information under the heading “Portfolio management”:
Samantha D’Amore
Portfolio Manager
Managed the fund since 2023
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.